EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 of Rayont Inc. (the “Company”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Rayont Inc.

/s/ Marshini Aliya Moodley
Marshini Aliya Moodley
President (Principal Executive Officer), Chief Executive Officer
February 14, 2023

/s/ Marshini Aliya Moodley
Marshini Aliya Moodley
Principal Financial Officer and Director
February 14, 2023